Exhibit 10.4

Third Amended and Restated Term Note

$85,000,000	December 16, 2020

FOR VALUE RECEIVED, the undersigned (individually, a “Borrower” and, collectively, the “Borrowers”), jointly and severally promise to pay to the order of Squadron Medical Finance Solutions LLC, a Delaware limited liability company (hereinafter, with any subsequent holders, the “Lender”), 18 Hartford Avenue, Granby, CT 06035, the principal sum of EIGHTY FIVE MILLION DOLLARS ($85,000,000), made by the Lender to or for the account of the Borrowers pursuant to the Credit, Security and Guaranty Agreement dated as of November 6, 2018 (as amended, modified, supplemented or restated and in effect from time to time, the “Credit Agreement”) by and among the Borrowers, the other Credit Parties from time to time party thereto, and the Lender, with interest at the rate and payable in the manner stated therein.

This is a promissory note (“Term Note”) to which reference is made in Section 2.3 of the Credit Agreement and is subject to all terms and provisions thereof. The principal of, and interest on, this Term Note shall be payable at the times, in the manner, and in the amounts as provided in the Credit Agreement and shall be subject to prepayment and acceleration as provided therein. Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

The Lender’s books and records concerning the Term Loan, the accrual of interest thereon, and the repayment of such Term Loan, shall be prima facie evidence of the indebtedness to the Lender hereunder.

No delay or omission by the Lender in exercising or enforcing any of the Lender’s powers, rights, privileges, remedies, or discretions hereunder shall operate as a waiver thereof on that occasion nor on any other occasion. No waiver of any Event of Default shall operate as a waiver of any other Event of Default.

This Term Note shall be binding upon each Borrower, and each endorser and guarantor hereof, and upon their respective successors, assigns, and representatives, and shall inure to the benefit of the Lender and its successors, endorsees, and assigns.

This Term Note amends and restates that certain Amended and Restated Term Note dated as of May 30, 2020 made by Borrowers in favor of Lender in the original principal amount of $100,000,000 (the “Existing Term Note”) and constitutes a replacement and substitute for the Existing Term Note. To the extent that the principal balance of this Term Note includes the indebtedness hitherto evidenced by the Existing Term Note, the indebtedness evidenced by the Existing Term Note is a continuing indebtedness and nothing herein shall be deemed to constitute a payment, settlement or novation of the Existing Term Note or a release of any collateral heretofore pledged to secure payment and performance of the Existing Term Note, all such collateral hereby expressly pledged to secure the payment and performance of the obligations hereunder as if fully set forth herein.

THIS TERM NOTE AND ALL MATTERS RELATING HERETO OR ARISING HEREFROM (WHETHER SOUNDING IN CONTRACT LAW, TORT LAW OR OTHERWISE), SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

EACH BORROWER HEREBY CONSENTS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE COUNTY OF NEW YORK COUNTY, STATE OF NEW YORK AND IRREVOCABLY AGREES THAT, SUBJECT TO LENDER’S ELECTION, ALL ACTIONS OR

PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT SHALL BE LITIGATED IN SUCH COURTS. EACH BORROWER EXPRESSLY SUBMITS AND CONSENTS TO THE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS. EACH BORROWER HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS AND AGREES THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE UPON SUCH BORROWER BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, ADDRESSED TO SUCH BORROWER AT THE ADDRESS SET FORTH IN THE CREDIT AGREEMENT AND SERVICE SO MADE SHALL BE COMPLETE TEN (10) DAYS AFTER THE SAME HAS BEEN POSTED.

EACH BORROWER, AND LENDER BY ITS ACCEPTANCE HEREOF, HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS TERM NOTE OR THE TRANSACTIONS CONTEMPLATED THEREBY AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY. EACH BORROWER AND LENDER ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS RELIED ON THE WAIVER IN ISSUING AND ACCEPTING THIS TERM NOTE, AND THAT EACH WILL CONTINUE TO RELY ON THIS WAIVER IN THEIR RELATED FUTURE DEALINGS. EACH BORROWER AND LENDER WARRANTS AND REPRESENTS THAT IT HAS HAD THE OPPORTUNITY OF REVIEWING THIS JURY WAIVER WITH LEGAL COUNSEL, AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Borrowers have caused this Term Note to be duly executed as of the date set forth above.

ALPHATEC HOLDINGS, INC.

By:	/s/ Jeffrey Black
Name: Jeffrey Black
Title: Chief Financial Officer

ALPHATEC SPINE, INC.

By:	/s/ Jeffrey Black
Name: Jeffrey Black
Title: Chief Financial Officer

SAFEOP SURGICAL, INC.

By:	/s/ Jeffrey Black
Name: Jeffrey Black
Title: Chief Financial Officer